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           AMENDMENT OF THE LICENSE AGREEMENT EFFECTIVE MAY 30, 1993
           ---------------------------------------------------------
            BETWEEN THE DOW CHEMICAL COMPANY AND CYTOGEN CORPORATION
            --------------------------------------------------------


This Amendment ("Amendment") to the License Agreement effective May 30, 1993 ("License") between The Dow Chemical Company ("DOW") and CYTOGEN Corporation ("CYTOGEN") is desired to expand the territories in which CYTOGEN is licensed and to provide written understanding of the oral agreement with regard to the trade mark issues.

NOW, THEREFORE, DOW and CYTOGEN, in consideration of the mutual covenants contained herein, agree as follows:

I. The original Articles of the License are modified as follows:
- ----------------------------------------------------------------

Article 1 -
- ---------
     1.2 After the words "UNITED STATES" insert "or appropriate governmental authorities in CANADA and LATIN AMERICA."
     1.12 At the end of the sentence insert ", including appropriate governmental agencies in CANADA and LATIN AMERICA."
     1.18 Sections (iv) and (vi), after the words "UNITED STATES" insert ", CANADIAN or LATIN AMERICAN."
     1.20 After the words "UNITED STATES" insert ", CANADA and LATIN AMERICA." The last sentence in the Paragraph is deleted.

Article 2 -
- ---------
     2.1 Sections (a) and (b), after the words "UNITED STATES" insert ", CANADA and LATIN AMERICA."
     2.2       After the words "UNITED STATES" insert ", CANADA and LATIN
               AMERICA. "
     2.3 All sections, after the words "UNITED STATES" insert ", CANADA and LATIN AMERICA."

Article 3 -
- ---------
     3.3 All sections, after the words "UNITED STATES" insert ", CANADA and LATIN AMERICA."

Article 6 -
- ---------
     6.2       After the words "UNITED STATES" insert ", CANADA and LATIN
               AMERICA."
     6.4.1     After the words "UNITED STATES" insert ", CANADA and LATIN
               AMERICA."

Article 8 -
- ---------
     [    Information omitted and filed separately with the Commission under
Rule 24b-2.

Article 11 -
- ----------
     11.1      After the words "UNITED STATES" insert ", CANADA or LATIN
               AMERICA."

Article 18 -
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     18.2      Delete the words "UNITED STATES" insert "TERRITORY."

Article 20 -
- ----------
     20.1 After the words "UNITED STATES" insert "or the appropriate laws of CANADA or of each country in LATIN AMERICA."


Revised Appendices A, B and C to include CANADA and LATIN AMERICA are provided herewith and made a part hereof.

II. The following Articles are added to the License:
- ----------------------------------------------------

Article 1
- ---------

     1.31 "CANADA" means Canada comprising its provinces of Alberta, British Columbia, Manitoba, New Brunswick, Nova Scotia, Ontario, Prince Edward Island, Quebec, Saskatchewan and Newfoundland, the Northwest Territories, and the Yukon Territory.

     1.32 "LATIN AMERICA" means Central America, South America and the West Indies as follows -
                    Central America, including Belize, Costa Rica, El Salvador,
               Guatemala, Honduras, Mexico, Nicaragua and Panama;
                    South America, including Argentina, Bolivia, Brazil, Chile,
               Columbia, Ecuador, Guyana, Paraguay, Peru, Suriname, Uruguay and Venezuela; and

                    West Indies, including Anguilla, Antigua, Aruba, Bahamas,
               Barbados, Bermuda, Cayman Islands, Dominica, Dominican Republic, Grenada, Guadeloupe, Haiti, Jamaica (including Turks and Caicos), Martinique, Netherlands Antilles, St. Christopher & Nevis, St. Lucia, St. Vincent and the Grenadines, Trinidad & Tobago, and British Virgin Islands. That if the embargo by the United States against Cuba is

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

               lifted during the term of this Amendment as defined in Article 17, then Cuba may be included in the TERRITORY.

     1.33      "TERRITORY" means UNITED STATES, CANADA and LATIN AMERICA.

Article 6 -
- ---------

     6.1.9 File the NDA packaged, modified as needed, with the CANADIAN governmental authorities for PRODUCT for the FIELD using CYTOGEN's best efforts within six (6) months from the last signature to this Amendment;

     6.1.10 Begin commercial sale of the PRODUCT for the FIELD in CANADA within ninety (90) days after receipt of APPROVAL for the FIELD from the CANADIAN authorities;

     6.1.11 File the NDA package, modified as needed or required, or other appropriate applications for marketing authorizations with governmental authorities in each of five (5) countries in LATIN AMERICAN for PRODUCT for the FIELD using CYTOGEN's best efforts within twelve (12) months from CYTOGEN's receipt from the FDA of APPROVAL of its NDA package;

     6.1.12 Begin commercial sale of the PRODUCT for the FIELD in each of five (5) countries in the LATIN AMERICAN region within ninety
               (90) days after receipt of APPROVAL for the FIELD from their respective authorities. If no APPROVAL is required, then begin commercial sale of the PRODUCT for the FIELD in that country within twelve (12) months from CYTOGEN's receipt from the FDA of APPROVAL of its NDA package.

Article 8 -
- ---------
     8.2       [    Information omitted and filed separately with the Commission under Rule 24b-2.

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

Article 24 -
 ----------

     24.1 CYTOGEN consents that a trademark should be mutually agreed upon between CYTOGEN and CIS, if possible, for use with PRODUCT in the FIELD. As of the Effective Date of this Amendment, QUADRAMET has been applied for in the UNITED STATES. Upon execution of this Amendment, QUADRAMET shall be filed in the name of CYTOGEN in CANADA and LATIN AMERICA in accord with Article 24.2. CYTOGEN shall only use this trademark with PRODUCT in the FIELD in the TERRITORY. If CYTOGEN becomes aware of a possible infringement of a third party trademark, CYTOGEN shall notify DOW and discuss the possible action available, including, but not limited to, buying the third party trademark, defending a suit for infringement of the third party trademark, or obtaining DOW's consent to use another trademark in that country (which consent will not be unreasonably withheld).

     24.2 The trademark shall be obtained by DOW and assigned to CYTOGEN for the TERRITORY. DOW shall confirm that CYTOGEN desires to proceed with such trademark in the UNITED STATES, CANADA and LATIN AMERICA at each step concerning costs in the process, i.e., filing for the mark and prosecution. CYTOGEN will have twenty
               (20) days from DOW's written notice of such intent to indicate whether CYTOGEN desires that DOW proceed to file in all countries. Absent any timely instructions to the contrary, DOW will authorize the trademark to be filed in all countries of the TERRITORY. In any country where CYTOGEN states that DOW should not file the mark, then if at a later time CYTOGEN decides it does desires the mark in that country, CYTOGEN must proceed on its own to file the mark in that country.

               DOW shall only charge CYTOGEN its actual costs (including, but not limited to, pro rata costs for search(s) and attorney fees, and actual filing, prosecution, grant and assignment costs) for obtaining the trademark in each country of the TERRITORY. When DOW provides CYTOGEN with written notice of an action to be taken (e.g., filing for the mark or prosecution), if CYTOGEN has not replied within twenty (20) days from the date of said notice, then DOW may proceed with the required act at CYTOGEN's expense. If CYTOGEN elects not to pursue a trademark in any given country in the TERRITORY at any time prior to its assignment to CYTOGEN, then DOW may continue to pursue the

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

               trademark, and if the trademark is obtained, shall offer it to CYTOGEN under the terms of Article 24. If CYTOGEN then decides not to obtain the trademark, DOW may do with the trademark as it desires.


     24.3      DOW does not warrant that the trademark can be obtained in each
                        ---
               country of the TERRITORY, but shall use good faith efforts to obtain it. Under no condition shall DOW be in breach of this Amendment or License for its acts or failure to act under Article 24.

     24.4 If the License is terminated for one of the reasons referred to under Article 17.3, 17.4, or 17.5, then the trademark is to revert to DOW by assignment (free of costs to DOW) for all countries in the TERRITORY. If this License is terminated under
               Article 17.2 for one or more of the three (3) regions, namely, LATIN AMERICA, CANADA or the UNITED STATES, then the trademark is to revert to DOW by assignment (free of costs to DOW) for all countries in that region of the TERRITORY. For any region not so terminated, CYTOGEN may retain the trademark.

     24.5 If additional trademark terms prove necessary during the implementation of this Article 24, then there shall be an amendment made to this Amendment.

III. Other Understandings Agreed Upon:
- --------------------------------------

     The Parties agree that all data for the registration of the PRODUCT in CANADA and LATIN AMERICA shall be available to DOW for use with its other licensees outside of the TERRITORY without further payment to CYTOGEN. Thus no amendment is required of Article 3.4 or Exhibit E.

     Within ten (10) days after signature by the last Party to this Amendment, CYTOGEN shall pay to DOW One Thousand Dollars ($1,000.00US).

     The arbitration of Article 20.3 and litigation of Article 20.4, if CANADIAN laws are concerned will include experts in that field or the litigation will occur in CANADA, and if LATIN AMERICAN laws are concerned, will include experts in that field and Article 20.3 shall apply, with litigation under Article 20.4 in the UNITED STATES, if possible.

     All other terms of the prior License remain as stated therein.

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

IN WITNESS WHEREOF, the Parties have duly executed this Amendment in duplicate by their appropriate authorized representative, effective as of the last date set forth below ("Effective Date").

THE DOW CHEMICAL COMPANY                 CYTOGEN CORPORATION

By:/s/ Fred P. Corson                    By:/s/ Richard J. Walsh
   --------------------------               ----------------------

Name   Fred P. Corson                    Name   Richard J. Walsh

Title  Vice President                    Title  Vice President
       Research and Development                 Corp. Development

Date:  September 5, 1995                 Date:  August 28, 1995
     -------------------------                --------------------



LIST OF APPENDICES
- ------------------


APPENDIX A     US PATENTS FOR PRODUCT OR BONE AGENT IN FIELD

APPENDIX B     US PATENTS FOR PRODUCT OR BONE AGENT IN EXPANSION OF LICENSED
               FIELD

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